UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-248871	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Agreement.

On May 18, 2021, Eco Innovation Group, Inc. (the "Company") entered into a Share Purchase and Sale Agreement with Patrick Laurie ("Laurie"), a resident of the Province of Alberta, Canada, and the sole shareholder of ECOIGCANADA, INC., an Alberta Business Corporation formed under the provincial laws of Alberta, Canada on November 23, 2020 (“EcoIG Canada”). Under the terms of that Share Purchase and Sale Agreement, the Company agreed to purchase from Laurie one class A share of EcoIG Canada, representing all the outstanding shares of common stock of EcoIG Canada, for the purchase price of one Canadian dollar. As a result of this transaction, EcoIG Canada will become a wholly owned subsidiary of the Company. EcoIG Canada is a recently formed startup company with nominal assets and no history of operations. This transaction is not considered a “significant transaction” as that term is defined in the Exchange Act.

EcoIG Canada is in the business of acting as the exclusive distribution arm for Eco Innovation’s technology in the Canadian market, and will also be privy to the research, development and manufacturing of the Company’s green technology applications to the Canadian market. As interim CEO of EcoIG Canada, Laurie will head EcoIG Canada’s operations, placing a focus on Canada’s eco-friendly government grant and incentive programs and leveraging his expertise in corporate strategies, project implementation, business development and green energy diversity.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The transactions described above were closed on the dates set forth above and the information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On May 20, 2021, the Company issued a press release announcing the acquisition of EcoIG Canada and highlighting other key growth initiatives.  The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	Share Purchase and Sale Agreement dated May 18, 2021, between registrant and Patrick Laurie.

99.1	Press Release, dated May 20, 2021, titled “Eco Innovation Establishes Canada Subsidiary to Drive Green Technology Growth”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: May 21, 2021		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Share Purchase and Sale Agreement dated May 18, 2021, between registrant and Patrick Laurie.

99.1	Press Release, dated May 20, 2021, titled “Eco Innovation Establishes Canada Subsidiary to Drive Green Technology Growth”